Goldman Sachs Funds

--------------------------------------------------------------------------------
ASIA GROWTH FUND                       Annual Report  August 31, 1999
--------------------------------------------------------------------------------

                                       Long-term capital growth potential

[GRAPHIC APPEARS HERE]                 through a diversified portfolio of stocks

                                       related to Asia,excluding Japan.



                                                            [LOGO OF GOLDMAN
                                                            SACHS APPEARS HERE]

GOLDMAN SACHS ASIA GROWTH FUND

     Market Overview




     Dear Shareholder,

     During the period under review, increasing evidence that Asia's economies were recovering far more quickly than anticipated led to a dramatic market rebound.

        . Asian Equities Surge -- In our last report to shareholders, we pointed out that, while Asia continued to present significant risks, some key trends were emerging that would clear the way for a corporate and economic recovery in selected countries over the years to come. These included governments selling off nationalized financial assets, banking reforms and monetary policies that increased competitiveness of domestic business, and interest rates being allowed to fall.

               As we write to you today, much of this has come to pass. The prevailing theme throughout much of the region is one of stronger economic fundamentals -- evidenced by increasing consumption, significant progress on financial restructuring, and progressive measures to stimulate economic growth.

               This abrupt turnaround has not been lost on the investment community. As Asian markets advanced throughout much of the reporting period, investors who were previously underweight in the region moved to increase their exposure. This helped to fuel the rally, as it created a more attractive investment environment.

        . Market Outlook: A Watchful Eye On Continued Progress -- We see encouraging signs emerging from the region that point to a continuation of an economic recovery in Asia. In many areas, GDP figures regularly exceed even the most optimistic projections. And much needed economic reforms continue to be enacted.

               At the same time, there are potential risks to consider. Some experts feel the recovery, both on an economic and financial market front, has come too far, too fast. But the greatest risk could be the economic and interest rate environment in the United States. A sustained recovery in Asia is closely tied to the continued strength of the United States market. Should interest rates in the U.S. rise, it could hinder a more lasting recovery in Asia.

        . Special Note: Reporting Period Change -- The fiscal year-end of your Fund has been changed to August 31. Previously, your Fund had a January 31 fiscal year-end. This will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

           We encourage you to maintain your long term investment program and we look forward to serving your investment needs in the years to come.

           Sincerely,

           /s/ David B. Ford                        /s/ John P. McNulty

           David B. Ford                            John P. McNulty
           Co-Head,                                 Co-Head,
           Goldman Sachs Asset                      Goldman Sachs Asset
           Management International                 Management International

           September 3, 1999


  --------------
  . NOT FDIC
    INSURED

  . May Lose Value

  . No Bank
    Guarantee
  ---------------

                                                  GOLDMAN SACHS ASIA GROWTH FUND


Fund Basics

as of August 31, 1999


                            Assets Under Management

                                $106.1 Million


                              Number of Holdings

                                      134


                                NASDAQ SYMBOLS

                                Class A Shares

                                     GSAGX


                                Class B Shares

                                     GSABX


                                Class C Shares

                                     GSACX


                             Institutional Shares

                                     GSAIX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                                    Fund Total Return       MSCI AC Asia Free
January 31,1999-August 31,1999   (without sales charge)/1/  (Ex Japan) Index/2/
--------------------------------------------------------------------------------
Class A                                   42.11%                   45.49%
Class B                                   41.67                    45.49
Class C                                   41.28                    45.49
Institutional                             42.61                    45.49
--------------------------------------------------------------------------------
/1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

/2/The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC)
   Asia Free (ex Japan) Index is a market capitalization-weighted composite of securities in 10 Asian countries, including Hong Kong, India, Indonesia, Malaysia, Pakistan, Singapore, South Korea, Sri Lanka, Thailand and the Philippines. Total returns are calculated without dividends reinvested. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS/3/
--------------------------------------------------------------------------------

For the period ended 6/30/99      Class A    Class B      Class C  Institutional
--------------------------------------------------------------------------------

Last 6 Months                      29.14%     31.42%       35.22%       37.23%
One Year                           47.73      50.49        54.29        57.32
Since Inception                    -5.32     -14.30       -17.77       -10.50
                                 (7/8/94)   (5/1/96)    (8/15/97)     (2/2/96)
--------------------------------------------------------------------------------
/3/ The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 8/31/99
--------------------------------------------------------------------------------
                              % of Total
Company Holding               Net Assets    Country        Line of Business
--------------------------------------------------------------------------------
Hutchison Whampoa                5.6%       Hong Kong      Financial Services
Samsung Electronics              5.1        South Korea    Consumer Durables
Hindustan Lever Ltd.             4.1        India          Tobacco
Korea Electric Power Corp.       3.0        South Korea    Electrical Utilities
Infosys Technologies Ltd.        2.7        India          Computer Software
Hong Kong Telecom                2.2        Hong Kong      Telecommunications
Taiwan Semiconductor             2.2        Taiwan         Electrical Equipment
Hang Seng Bank Ltd.              1.8        Hong Kong      Banks
Cheung Kong Holdings Ltd.        1.6        Hong Kong      Real Estate
Cathay Pacific Airways           1.4        Hong Kong      Airlines
--------------------------------------------------------------------------------

The top 10 company holdings may not be representative of the Funds future investments.
Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investors shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS ASIA GROWTH FUND

  Performance Overview

  Dear Shareholder:

  We are pleased to report on the performance of the Goldman Sachs Asia Growth Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.

     Performance Review

     Over the seven-month period covered by this report, the Fund's A, B, C and Institutional share classes generated cumulative total returns, without sales charges, of 42.11%, 41.67%, 41.28% and 42.61%, respectively. Over the same time period, the Fund's benchmark, the MSCI AC Asia Free (Ex Japan) Index, generated a cumulative total return of 45.49%. While the Fund's absolute return numbers were impressive, its performance lagged on a relative basis, due in part to regional allocations and stock selection.


     Portfolio Composition

     Early in the reporting period, we held an underweight position in Hong Kong. We believed that its determination to defend the peg would make the recovery process more difficult by depressing asset prices and wages. However, we gradually increased our exposure to Hong Kong, as positive economic signs began to emerge. These included an increase in property transactions and a more accommodative banking industry. Elsewhere, we maintained overweight positions in Singapore, India and Indonesia for much of the period.


     Portfolio

   . Infosys Technologies Ltd.-- Infosys, the leading information technology
     ("IT") service provider in India, continues to be a strong performer for the Fund. The company pioneered an offshore software development model that even its U.S. counterparts are now trying to emulate. With a proven track record of successful execution of projects, Infosys has gathered an impressive list of clients that includes VISA and Nordstrom. Going forward, we believe Infosys will continue to enjoy the advantages of low costs and access to a highly qualified talent pool by expanding its operations in India. Simultaneously, it should improve its revenue by establishing a stronger presence in the U.S. and by getting involved in software development at the IT strategy stage.

   . Singapore Press Holdings Ltd.(SPH) -- Singapore Press operates a newspaper monopoly in Singapore, and in recent years has also diversified into businesses as diverse as mobile telephony, cable television (including broadband cable access), and property. The firm can be viewed as the dominant media presence in the most "wired" country in Asia, with a stake in virtually every growth area in information technology. Its core publishing business should also be a beneficiary of a strengthening Singaporean economy, as rising advertising revenues flow through to earnings.

                                                  GOLDMAN SACHS ASIA GROWTH FUND


INVESTMENT
PROCESS OVERVIEW

The investment process for the Goldman Sachs Asia Growth Fund combines both qualitative and quantitative analysis, with an emphasis on portfolio manager input.

                                Company Visits
                               -----------------
                               Internal Research
                              -------------------
                              Return Expectations

                                ---------------
                                Stock Selection
                                ---------------

                                ---------------
                                  Portfolio
                                 Construction
                                --------------

                             .  Stock & Industry
                                Views Relative
                                 to Benchmark

                                --------------
                               Portfolio Review
                                  & Analysis
                                --------------
                             .  Performance
                                Measurement
                                & Attribution

                             .  BARRA

                             .  Risk Analysis



     New Acquisitions

 .    Far Eastern Textile Ltd.-- Far Eastern Textile (FET) is the Far Eastern
     Group's flagship and also one of Taiwan's few fully integrated textile manufacturers. While its core business is cyclical in nature and low in growth potential, Far Eastern Textile's holdings in cellular and real estate should create earnings growth and value for the next several years. Taiwan is experiencing explosive growth in its overall cellular market, as mobile penetration has increased from 20% to 30% within the past 12 months. Far East Tone, a 58%-owned subsidiary of Far Eastern Textile, is one of three island-wide cellular operators and is expected to contribute about 50% of FET's net profit.

 .    Li & Fung Ltd.-- Li & Fung is a Hong Kong trading company that provides value-added services such as outsourcing, trade finance, product design, and logistics to its clients in the U.S. and Europe via its global sourcing network. Li & Fung sources soft goods such as garments and hard goods, such as sporting goods and gift items, for specialty stores such as Toys R Us and Restoration Hardware, and major labels such as Reebok. Its success lies in its ability to provide a full range of outsourcing services, high order turnover, and above-average commissions on orders, giving the company an extremely high return on equity. The company seeks to increase its pricing power further through additional integration of services, such as raw materials procurement and trade financing. Meanwhile, top line growth should continue to grow as a function of increased outsourcing among U.S. and European retailers.

     Portfolio Outlook

     Our outlook on Asia as a region has improved, although it is important to note that intra-regional discrepancies still exist. Industrial production and economic growth has increased in many countries leading a rapid rise in equity prices. On a cautious note, we recognize that a recovery in Asia is very dependent on the continued strength of the U.S. market. Consequently, we will be closely monitoring all economic data coming out of the U.S. in an effort to determine its impact on the Asian markets.

     We thank you for your investment and we look forward to your continued confidence in the future.

     Goldman Sachs Asia Equity Investment Team

     Singapore
     September 3, 1999

GOLDMAN SACHS ASIA GROWTH FUND

The Goldman Sachs Advantage


Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

     Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


     What Sets Goldman Sachs Funds Apart?

                                        1
                           ---------------------------
                           Resources and Relationships
                           ---------------------------

           Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                               -----------------
                               In-Depth Research
                               -----------------

           Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                                ---------------
                                Risk Management
                                ---------------

           In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


     To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on July 8, 1994 (commencement of operations) of the Goldman Sachs Asia Growth Fund. For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley All Country Asia Free ex Japan Index ("MSCI Index") is shown. This performance data represents past performance and should not be consid-ered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C and Institutional shares will vary from Class A due to differences in fees and loads.


 Asia Growth Fund's Lifetime Performance

 Performance of a $10,000 Investment, Distributions Reinvested July 8, 1994 to August 31, 1999

                           [LINE GRAPH APPEARS HERE]

                    MSCI          Class A
   7/8/94          10,000          9,450
   Jul-94          10,700          9,847
   Aug-94          11,539         10,473
   Sep-94          11,298         10,520
   Oct-94          11,456         10,567
   Nov-94          10,431          9,933
   Dec-94          10,126          9,705
   Jan-95           9,075          8,934
   Feb-95           9,822          9,504
   Mar-95           9,790          9,471
   Apr-95           9,636          9,316
   May-95          10,705         10,450
   Jun-95          10,522         10,289
   Jul-95          10,702         10,504
   Aug-95          10,191         10,048
   Sep-95          10,297         10,269
   Oct-95          10,108         10,034
   Nov-95           9,865          9,779
   Dec-95          10,340         10,341
   Jan-96          11,131         11,300
   Feb-96          11,236         11,341
   Mar-96          11,299         11,218
   Apr-96          11,687         11,862
   May-96          11,537         11,842
   Jun-96          11,343         11,465
   Jul-96          10,484         10,656
   Aug-96          10,782         10,773
   Sep-96          10,953         10,793
   Oct-96          10,734         10,485
   Nov-96          11,229         10,999
   Dec-96          11,178         11,165
   Jan-97          11,395         11,186
   Feb-97          11,482         11,097
   Mar-97          10,954         10,651
   Apr-97          10,630         10,431
   May-97          11,087         11,152
   Jun-97          11,471         11,261
   Jul-97          11,543         11,330
   Aug-97           9,480          9,135
   Sep-97           9,424          9,055
   Oct-97           7,314          6,786
   Nov-97           6,802          6,655
   Dec-97           6,534          6,580
   Jan-98           5,957          5,761
   Feb-98           7,210          6,772
   Mar-98           7,088          6,655
   Apr-98           6,454          6,208
   May-98           5,450          5,370
   Jun-98           4,820          4,874
   Jul-98           4,685          4,806
   Aug-98           3,998          4,153
   Sep-98           4,386          4,586
   Oct-98           5,331          5,356
   Nov-98           5,753          5,603
   Dec-98           5,864          5,576
   Jan-99           5,763          5,356
   Feb-99           5,642          5,253
   Mar-99           6,299          5,816
   Apr-99           7,442          6,669
   May-99           7,271          6,476
   Jun-99           8,392          7,618
   Jul-99           8,193          7,446
   Aug-99           8,384          7,611


  Average Annual Total Return through August 31, 1999
                              Since Inception Five Years One Year Seven Months
  Class A (commenced July 8,
  1994)
  Excluding sales charges         - 4.12%       -6.18%    83.28%     42.11%
  Including sales charges         - 5.16%       -7.23%    73.24%     34.34%
 -----------------------------------------------------------------------------
  Class B (commenced May 1,
  1996)
  Excluding contingent
  deferred charges                -12.88%        n/a      82.24%     41.67%
  Including contingent
  deferred charges                -13.67%        n/a      77.25%     36.67%
 -----------------------------------------------------------------------------
  Class C (commenced August
  15, 1997)
  Excluding contingent
  deferred charges                -16.50%        n/a      82.35%     41.28%
  Including contingent
  deferred charges                -16.50%        n/a      81.35%     40.28%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced February 2, 1996)        -10.03%        n/a      84.62%     42.61%
 -----------------------------------------------------------------------------

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments
August 31, 1999

  Shares    Description                                                   Value
 Common Stocks - 83.1%
  China - 2.6%
  1,402,000 Angang New Steel Co. Ltd. Class H (Steel)               $    198,613
    356,000 China Telecom Ltd.* (Telecommunications)                   1,104,921
    330,000 Great Wall Technology Co. Class H (Electrical
             Equipment)                                                  214,619
    444,000 Guangdong Kelon Electrical Holdings Co. Ltd. Class H
             (Appliance)                                                 454,584
  1,238,000 Shandong International Power Development Co. Ltd.
             Class H* (Electrical Utilities)                             247,125
  1,262,000 Yanzhou Coal Mining Co. Ltd. Class H (Mining)                552,589
                                                                    ------------
                                                                       2,772,451
 -------------------------------------------------------------------------------
  Hong Kong - 25.8%
    391,000 Axa China Region Ltd. (Insurance)                            274,434
    869,000 Cathay Pacific Airways (Airlines)                          1,477,263
    198,000 Cheung Kong Holdings Ltd. (Real Estate)                    1,727,582
    159,000 CLP Holdings Ltd. (Utilities)                                751,497
  1,178,000 Cosco Pacific Ltd. (Industrial Services)                   1,031,617
    262,400 Dah Sing Financial Holdings (Banks)                        1,044,206
    283,000 Dao Heng Bank Group Ltd. (Financial Services)              1,290,190
    345,500 Dickson Concepts International Ltd. (Specialty
             Retail)                                                     320,365
    486,000 First Pacific Co. (Financial Services)                       375,536
    744,000 Giordano International Ltd. (Specialty Retail)               689,874
    168,000 Hang Seng Bank Ltd. (Banks)                                1,898,543
  1,060,000 Hengan International Group Co. Ltd.* (Health)                392,471
    405,184 HKR International Ltd. (Real Estate)                         313,089
    729,000 Hong Kong & China Gas Co. Ltd. (Utilities)                 1,037,418
  1,051,400 Hong Kong Telecom (Telecommunications)                     2,383,114
    605,000 Hutchison Whampoa (Financial Services)                     5,902,040
    234,500 Johnson Electric Holdings Ltd. (Electrical Equipment)      1,057,000
    370,000 Li & Fung Ltd. (Wholesale)                                 1,186,493
     10,000 New World China Land Ltd.* (Real Estate)                       8,049
    425,000 New World Development Co. Ltd. (Real Estate)               1,023,516
    862,000 South China Morning Post Holdings Ltd. (Publishing)          543,961
    137,000 Sun Hung Kai Properties Co. Ltd. (Real Estate)             1,164,471
    109,000 Television Broadcasts Ltd. (Media)                           488,506
    356,000 Wharf Holdings Co. Ltd. (Real Estate)                        967,379
                                                                    ------------
                                                                      27,348,614
 -------------------------------------------------------------------------------

  Shares    Description                                                Value
 Common Stocks - (continued)
  India - 11.2%
        440 Colgate Palmolive Ltd. (Home Products)               $      2,839
      2,144 Glaxo India Ltd. (Drugs)                                   34,767
     34,300 Hindalco Industries Ltd. (Nonferrous Metals)              724,264
     71,465 Hindustan Lever Ltd. (Home Products)                    4,380,776
      1,885 Hindustan Lever Ltd. (Tobacco)                            115,550
     43,000 Housing Development Finance Corp. Ltd.*
             (Construction)                                           255,577
     22,200 Infosys Technologies Ltd. (Computer Software)           2,859,575
     68,796 ITC Ltd. (Multi-Industrial)                             1,625,943
        510 Larsen & Toubro Ltd. (Multi-Industrial)                     4,593
     87,400 Mahanagar Telephone Nigam Ltd. (Telephone)                406,091
     14,400 Niit Ltd. (Business Services)                             702,197
     23,100 Punjab Tractors Ltd. (Agriculture)                        732,266
                                                                 ------------
                                                                   11,844,438
 ----------------------------------------------------------------------------
  Indonesia - 2.3%
  1,108,500 Pab K Tjiwi Kimia (Paper)                                 317,953
  1,612,500 PT Bank Pan Indonesia Tbk - Alien Market (Banks)          294,329
    133,600 PT Gudang Garam Tbk (Tobacco)                             322,242
    790,000 PT Indofood Sukses* (Food & Beverage)                     844,589
  2,516,000 PT Matahari Putra Prima Tbk* (Merchandising)              254,224
    640,520 PT Telekomunikasi Indonesia Series B
             (Telecommunications)                                     246,354
    413,000 PT Tempo Scan Pacific Tbk (Health)                        218,077
                                                                 ------------
                                                                    2,497,768
 ----------------------------------------------------------------------------
  Malaysia - 2.1%
     84,000 Berjaya Sports Toto Berhad (Leisure)                      194,526
     53,000 Edaran Otomobil Nasional Berhad (Auto)                    195,263
    209,000 Malayan Banking Berhad (Banks)                            687,500
     69,000 New Straits Times Press M Berhad (Publishing)             150,711
     28,000 Public Bank Berhad - Alien Market (Banks)                  26,379
    343,000 Public Bank Berhad (Banks)                                288,842
    189,000 Resorts World Berhad (Leisure)                            479,961
     79,000 Tenaga Nasional Berhad (Electrical Utilities)             180,868
                                                                 ------------
                                                                    2,204,050
 ----------------------------------------------------------------------------
  Philippines - 1.6%
    108,000 Bank of the Philippine Islands (Banks)                    310,321
     54,190 Manila Electric Co. Class B (Electrical Utilities)        161,170

The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

  Shares    Description                                               Value
 Common Stocks - (continued)
  Philippines - (continued)
     45,400 Metropolitan Bank and Trust (Banks)                 $    374,758
     20,400 Philippine Long Distance Telephone Co.
             (Telecommunications)                                    483,327
  2,074,400 SM Prime (Construction)                                  381,679
                                                                ------------
                                                                   1,711,255
 ---------------------------------------------------------------------------
  Singapore - 5.1%
    152,000 City Developments (Real Estate)                          920,939
     22,000 Cycle & Carriage Ltd. (Auto)                             124,146
    178,000 Datacraft Asia Ltd. (Telecommunications)                 687,080
    150,000 First Capital Corp. Ltd. (Real Estate)                   208,494
    348,000 GES International Ltd. (Computer Hardware)               349,344
     75,664 Singapore Press Holdings Ltd. (Publishing)             1,258,445
    474,000 Singapore Telecommunications Ltd.
             (Telecommunications)                                    841,853
    107,000 Venture Manufacturing Ltd. (Electrical Equipment)      1,023,285
                                                                ------------
                                                                   5,413,586
 ---------------------------------------------------------------------------
  South Korea - 17.1%
     12,150 Daelim Industrial Co. (Construction)                     186,804
     47,440 Hana Bank (Banks)                                        421,957
    100,278 Hankook Tire Co. Ltd. (Auto)                             464,651
     15,010 Hite Brewery Co.* (Alcohol)                              469,182
     23,420 Honam Petrochemical Corp. (Chemicals)                    480,105
      8,030 Housing & Commercial Bank* (Banks)                       187,741
     17,000 Hyundai Motor Co. Ltd.* (Auto)                           527,065
     23,570 Hyundai Securities (Financial Services)                  557,055
     84,340 Korea Electric Power Corp. (Electrical Utilities)      3,143,549
      7,900 Korea Telecom Corp. ADR* (Telecommunications)            256,750
     30,500 LG Chemical Ltd. (Chemicals)                             974,036
     20,000 LG Electronics (Appliance)                               847,099
      3,381 Pohang Iron & Steel Co. Ltd. (Steel)                     452,518
     28,630 Pohang Iron & Steel Co. Ltd. ADR (Steel)               1,052,153
     28,749 Samsung Electronics (Consumer Durables)                5,455,126
    115,690 Shinhan Bank (Banks)                                   1,244,611
        274 Sindo Ricoh (Electrical Equipment)                        10,677
      6,330 SK Corp. (Energy Resources)                              152,821
        171 SK Telecom Co. Ltd. (Telecommunications)                 171,072
      5,898 SK Telecom Co. Ltd. ADR (Telecommunications)              66,721
     14,433 Trigem Computer, Inc. (Computer Software)              1,075,903
                                                                ------------
                                                                  18,197,596
 ---------------------------------------------------------------------------

  Shares    Description                                                  Value
 Common Stocks - (continued)
  Taiwan - 12.1%
    303,600 Acer Peripherals, Inc. (Business Services)             $    787,642
    239,750 Acer, Inc. (Computer Hardware)                              512,673
     60,000 Asustek Computer, Inc. (Computer Hardware)                  645,283
  1,006,356 Bank Sinopac (Financial Services)                           620,270
    217,850 Cathay Life Insurance Co. (Insurance)                       654,235
    674,560 Chinatrust Commercial Bank (Banks)                          674,560
     98,800 Compeq Manufacturing Co. Ltd. (Electrical Equipment)        497,107
    452,720 Evergreen Marine Corp. (Ship Transportation)                468,380
    719,040 Far Eastern Textile Ltd. (Apparel)                        1,042,382
    151,650 Formosa Plastics Corp. (Chemicals)                          290,901
    176,400 Hon Hai Precision (Electrical Equipment)                  1,148,264
    589,200 Kang Na Hsiung Enterprise (Home Products)                   383,536
    421,000 Macronix International Co. Ltd. (Semiconductors)            513,673
    198,240 President Chain Stores (Specialty Retail)                   585,992
     56,640 Quanta Computer (Business Services)                         552,151
          1 Siliconware Precis (Electrical Equipment)                         2
    543,156 Taiwan Semiconductor (Electrical Equipment)               2,305,851
    437,000 United Microelectonics Corp. Ltd. (Electrical
             Equipment)                                               1,113,113
                                                                   ------------
                                                                     12,796,015
 ------------------------------------------------------------------------------
  Thailand - 3.2%
     40,000 Advanced Info Service Public-Alien Market*
             (Telecommunications)                                       549,060
     52,000 BEC World PLC - Alien Market (Entertainment)                309,395
     58,000 Delta Electronics Thailand Public Co. Ltd. - Alien
             Market (Electrical Equipment)                              460,125
    258,000 Land and House Public Co. Ltd. - Alien Market* (Real
             Estate)                                                    390,501
     12,500 Siam Cement Public - Alien Market* (Construction)           323,591
    847,300 TelecomAsia Corp. Public - Alien Market*
             (Telecommunications)                                       812,585
    211,300 Thai Farmers Bank - Alien Market* (Banks)                   303,275
    242,000 Tipco Asphalt Public Co. Ltd. - Alien Market*
             (Construction)                                             268,398
                                                                   ------------
                                                                      3,416,930
 ------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $69,760,620)                                               $ 88,202,703
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments (continued)
August 31, 1999

  Shares/
  Units   Description                                                  Value
 Preferred Stock - 0.2%
  Thailand - 0.2%
  210,400 Siam Commercial Bank Public Co. Ltd.* (Banks)         $     238,841
 ----------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
  (Cost $147,829)                                               $     238,841
 ----------------------------------------------------------------------------
 Rights - 0.2%
  Taiwan - 0.0%
   38,640 Quanta Computer Inc. - Rights exp. 09/09/1999*
           (Computer Hardware)                                  $         110
  Thailand - 0.2%
  211,300 Thai Farmers Bank Public Co. Ltd. -Alien Market -
            Rights exp. 09/16/1999* (Banks)                           192,993
 ----------------------------------------------------------------------------
  TOTAL RIGHTS
  (Cost $0)                                                     $     193,103
 ----------------------------------------------------------------------------
 Warrants - 0.1%
  Indonesia - 0.0%
  178,500 PT Bank Pan Indonesia Tbk -Alien Market exp.
           07/08/2002* (Banks)                                  $       9,891
 ----------------------------------------------------------------------------
  Thailand - 0.1%
  210,400 Siam Commercial Bank Public Co. Ltd. - Alien Market
           exp. 05/10/2002* (Banks)                                    94,713
 ----------------------------------------------------------------------------
  TOTAL WARRANTS
  (Cost $0)                                                     $     104,604
 ----------------------------------------------------------------------------

 Equity Swaps - 3.1%

  Singapore - 3.1%
  87,000 Units   Development Bank of Singapore
                  Equity Swap*
                  exp. 05/18/2000              $    992,890
  69,000 Units   Development Bank of Singapore
                  Equity Swap*
                  exp. 05/25/2000                   787,465
  64,000 Units   Development Bank of Singapore
                  Equity Swap*
                  exp. 07/28/2000                   727,855
  123,000 Units  Overseas Chinese Banking
                  Corporation Equity Swap*
                  exp. 05/18/2000                   811,720
 ----------------------------------------------------------
  TOTAL EQUITY SWAPS
  (Cost $2,850,462)                            $  3,319,930
 ----------------------------------------------------------

  Shares/
  Units           Description                                           Value
 Structured Notes - 11.2%
  Singapore - 2.0%
  33,000 Units    Merrill Lynch International - SIA exp.
                    02/18/2000*                                   $    302,445
  91 Units        UBS AG Equity Linked Note -Overseas Chinese
                   Banking Corporation exp. 04/10/2000*                653,007
  74 Units        UBS AG Equity Linked Note -Singapore Airlines
                   exp. 04/10/2000*                                    693,395
  70 Units        UBS AG Equity Linked Note -United Overseas
                   Bank exp. 04/10/2000*                               456,645
 -----------------------------------------------------------------------------
                                                                     2,105,492
 -----------------------------------------------------------------------------
  South Korea - 3.6%
  396,323 Units   Merrill Lynch Call Warrant on KOSPI 200 exp.
                   09/03/2000*                                       3,768,279
 -----------------------------------------------------------------------------
  Taiwan - 5.6%
  161,224 Units   Taiwan Index Linked Note exp. 12/30/1999           1,804,096
  3,300,000 Units Taiwan Index Linked Note exp. 03/27/2000           4,148,430
 -----------------------------------------------------------------------------
                                                                     5,952,526
 -----------------------------------------------------------------------------
  TOTAL STRUCTURED NOTES
  (Cost $8,265,020)                                               $ 11,826,297
 -----------------------------------------------------------------------------

  Principal   Interest  Maturity
  Amount        Rate      Date             Value
 Short-Term Obligation - 2.4%
  State Street Bank & Trust Euro-
  Time Deposit
  $2,595,000    5.50%   09/01/1999  $  2,595,000
 -----------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $2,595,000)                 $  2,595,000
 -----------------------------------------------
  TOTAL INVESTMENTS
  (Cost $83,618,931)                $106,480,478
 -----------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

                               As a % of
                        total net assets

 Common and Preferred Stock Industry Classifications
  Agriculture                        0.7%
  Airlines                           1.4
  Alcohol                            0.5
  Apparel                            1.0
  Appliance                          1.2
  Auto                               1.2
  Banks                              7.5
  Business Services                  1.9
  Chemicals                          1.7
  Computer Hardware                  1.4
  Computer Software                  3.7
  Construction                       1.3
  Consumer Durables                  5.1
  Drugs                              0.0
  Electrical Equipment               7.4
  Electrical Utilities               3.5
  Energy Resources                   0.2
  Entertainment                      0.3
  Financial Services                 8.2
  Food & Beverage                    0.8
  Health                             0.6
  Home Products                      4.5
  Industrial Services                1.0
  Insurance                          0.9
  Leisure                            0.6
  Media                              0.5
  Merchandising                      0.2
  Mining                             0.5
  Multi-Industrial                   1.5
  Nonferrous Metals                  0.7
  Paper                              0.3
  Publishing                         1.8
  Real Estate                        6.3
  Semiconductors                     0.5
  Ship Transportation                0.5
  Specialty Retail                   1.5
  Steel                              1.6
  Telecommunications                 7.2
  Telephone                          0.4
  Tobacco                            0.4
  Utilities                          1.7
  Wholesale                          1.1
 ---------------------------------------------------
  TOTAL COMMON AND
  PREFERRED STOCK                   83.3%
 ---------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $83,618,931)                                                    $106,480,478
  Cash, at value                                                       280,501
  Receivables:
  Investment securities sold, at value                               1,497,940
  Dividends and interest, at value                                     154,163
  Fund shares sold                                                     149,471
  Reimbursement from investment adviser                                 67,546
  Other assets, at value                                                35,994
 ------------------------------------------------------------------------------
  Total assets                                                     108,666,093
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                          1,029,743
  Capital gains tax                                                  1,147,250
  Fund shares repurchased                                               82,050
  Amounts owed to affiliates                                           144,295
  Accrued expenses and other liabilities, at value                      92,135
 ------------------------------------------------------------------------------
  Total liabilities                                                  2,495,473
 ------------------------------------------------------------------------------

  Net Assets:
  Paid-in capital                                                  181,349,428
  Accumulated net realized loss from investment, futures and
  foreign currency related transactions                            (96,891,937)
  Net unrealized gain on investments, futures and translation of
  assets and liabilities denominated in foreign currencies          21,713,129
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $106,170,620
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share(a)
  Class A                                                               $11.07
  Class B                                                               $10.88
  Class C                                                               $10.85
  Institutional                                                         $11.24

 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            7,609,126
  Class B                                                              667,091
  Class C                                                              210,286
  Institutional                                                      1,099,697
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                 9,586,200
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $11.71. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                    $   686,073
  Interest                                                             47,286
 -----------------------------------------------------------------------------
  Total income                                                        733,359
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                     501,770
  Distribution and service fees(b)                                    250,094
  Custodian fees                                                      137,465
  Transfer agent fees(c)                                               88,932
  Registration fees                                                    72,739
  Professional fees                                                    45,145
  Trustee fees                                                          6,074
  Other                                                                32,460
 -----------------------------------------------------------------------------
  Total expenses                                                    1,134,679
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (211,592)
 -----------------------------------------------------------------------------
  Net expenses                                                        923,087
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (189,728)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                           2,517,806
  Futures transactions                                                774,816
  Foreign currency related transactions                               (79,301)
  Net change in unrealized gain (loss) on:
  Investments                                                      26,459,314
  Translation of assets and liabilities denominated in foreign
  currencies                                                            2,769
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency related transactions                            29,675,404
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $29,485,676
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $54,723.
 (b) Class A, Class B and Class C had distribution and service fees of $208,976, $32,196 and $8,922, respectively.
 (c) Class A, Class B, Class C and Institutional Class had transfer agent fees of $79,412, $6,117, $1,695 and $1,708, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Changes in Net Assets
For the Seven-Month Period Ended August 31, 1999

  From operations:
  Net investment loss                                           $   (189,728)
  Net realized gain from investment, futures and foreign
  currency related transactions                                    3,213,321
  Net change in unrealized gain (loss) on investments and
  translation of assets and liabilities denominated in foreign
  currencies                                                      26,462,083
 ----------------------------------------------------------------------------
  Net increase in net assets resulting from operations            29,485,676
 ----------------------------------------------------------------------------
  Distributions to shareholders:
  In excess of net investment income
   Class A shares                                                         --
   Class B shares                                                         --
   Class C shares                                                         --
   Institutional shares                                              (43,226)
 ----------------------------------------------------------------------------
  Total distributions to shareholders                                (43,226)
 ----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                   97,742,029
  Reinvestment of dividends and distributions                         40,413
  Cost of shares repurchased                                     (90,383,194)
 ----------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions     7,399,248
 ----------------------------------------------------------------------------
  TOTAL INCREASE                                                  36,841,698
 ----------------------------------------------------------------------------
  Net assets:
  Beginning of period                                             69,328,922
 ----------------------------------------------------------------------------
  End of period                                                 $106,170,620
 ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Statement of Changes in Net Assets
For the Year Ended January 31, 1999

  From operations:
  Net investment income                                         $     492,262
  Net realized loss from investment, futures and foreign
  currency related transactions                                   (27,883,885)
  Net change in unrealized loss on investments, futures and
  translation of assets and liabilities denominated in foreign
  currencies                                                       21,285,501
 -----------------------------------------------------------------------------
  Net decrease in net assets resulting from operations             (6,106,122)
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                   138,273,446
  Cost of shares repurchased                                     (154,943,929)
 -----------------------------------------------------------------------------
  Net decrease in net assets resulting from share transactions    (16,670,483)
 -----------------------------------------------------------------------------
  TOTAL DECREASE                                                  (22,776,605)
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                                92,105,527
 -----------------------------------------------------------------------------
  End of year                                                   $  69,328,922
 -----------------------------------------------------------------------------
  Accumulated distributions in excess of net investment income  $    (105,797)
 -----------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------

                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $ 7.79     $(0.02)      $3.30        $   --     $   --        $  --        $3.28
  1999 - Class B Shares        7.68      (0.04)       3.24            --         --           --         3.20
  1999 - Class C Shares        7.68      (0.04)       3.21            --         --           --         3.17
  1999 - Institutional
  Shares                       7.91       0.01        3.36            --      (0.04)          --         3.33
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares        8.38       0.07       (0.66)           --         --           --        (0.59)
  1999 - Class B Shares        8.31       0.01       (0.64)           --         --           --        (0.63)
  1999 - Class C Shares        8.29         --       (0.61)           --         --           --        (0.61)
  1999 - Institutional
  Shares                       8.44       0.03       (0.56)           --         --           --        (0.53)
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       16.31         --       (7.90)           --      (0.03)          --        (7.93)
  1998 - Class B Shares       16.24       0.01       (7.91)           --      (0.03)          --        (7.93)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       15.73       0.01       (7.42)           --      (0.03)          --        (7.44)
  1998 - Institutional
  Shares                      16.33       0.10       (7.96)        (0.03)        --           --        (7.89)
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       16.49       0.06       (0.11)        (0.12)        --        (0.01)       (0.18)
  1997 - Class B Shares
  (commenced May 1, 1996)     17.31      (0.05)      (0.48)        (0.51)     (0.03)          --        (1.07)
  1997 - Institutional
  Shares (commenced Febru-
  ary 2, 1996)                16.61       0.04       (0.11)        (0.11)     (0.06)       (0.04)       (0.28)
 ----------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       13.31       0.17        3.44         (0.12)     (0.14)       (0.17)        3.18
 FOR THE PERIOD ENDED JANUARY 31,
  1995 - Class A Shares
  (commenced July 8, 1994)    14.18       0.11       (0.89)         0.01         --        (0.10)       (0.87)
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

                                                                 Ratios assuming no voluntary waiver
                                                                   of fees or expense limitations
                                                                 -----------------------------------
                                                    Ratio of                          Ratio of
                         Net assets   Ratio of   net investment     Ratio of       net investment
Net asset                at end of  net expenses income (loss)      expenses      income (loss) to    Portfolio
value, end    Total        period    to average    to average      to average          average        turnover
of period   return(b)    (in 000s)   net assets    net assets      net assets        net  assets        rate
---------------------------------------------------------------------------------------------------------------------
  $11.07      42.11%(d)    $84,269      1.85%(c)     (0.38)%(c)        2.27%(c)         (0.80)%(c)     96.58%(d)
   10.88      41.67(d)       7,258      2.35(c)      (0.90)(c)         2.77(c)          (1.32)(c)      96.58(d)
   10.85      41.28(d)       2,281      2.35(c)      (0.89)(c)         2.77(c)          (1.31)(c)      96.58(d)
   11.24      42.61(d)      12,363      1.20(c)       0.14(c)          1.62(c)          (0.28)(c)      96.58(d)
---------------------------------------------------------------------------------------------------------------------
    7.79      (7.04)        59,940      1.93          0.63             2.48              0.08         106.00
    7.68      (7.58)         4,190      2.45          0.10             2.97             (0.42)        106.00
    7.68      (7.36)           999      2.45          0.10             2.97             (0.42)        106.00
    7.91      (6.28)         4,200      1.16          1.10             1.68              0.58         106.00
---------------------------------------------------------------------------------------------------------------------
    8.38     (48.49)        87,437      1.75          0.31             1.99              0.07         105.16
    8.31     (48.70)         3,359      2.30         (0.29)            2.50             (0.49)        105.16
    8.29     (47.17)(d)        436      2.35(c)      (0.26)(c)         2.55(c)          (0.46)(c)     105.16
    8.44     (48.19)           874      1.11          0.87             1.31              0.67         105.16
---------------------------------------------------------------------------------------------------------------------
   16.31      (1.01)       263,014      1.67          0.20             1.87                --          48.40
   16.24      (6.02)(d)      3,354      2.21(c)      (0.56)(c)         2.37(c)          (0.72)(c)      48.40
   16.33      (1.09)(d)     13,322      1.10(c)       0.54(c)          1.26(c)           0.38(c)       48.40
---------------------------------------------------------------------------------------------------------------------
   16.49      26.49        205,539      1.77          1.05             2.02              0.80          88.80
---------------------------------------------------------------------------------------------------------------------
   13.31      (5.46)(d)    124,298      1.90(c)       1.83(c)          2.38(c)           1.35(c)       36.08(d)
---------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Asia Growth Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service (Service shares have not commenced operations).

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital and future adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. In ad-dition, it is the Fund's policy to accrue for estimated capital gains taxes on appreciated foreign securities held.

 C. Derivative Financial Instruments -- The Fund may utilize derivative finan-cial instruments such as structured notes and equity swaps. Such instruments are used by the Fund as a means of investing in a particular market or in-creasing the return on the Fund's investments or both. The value of the prin-cipal and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Fund to a greater degree of market or counterparty risk and loss than other types of securities.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

 D. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 E. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their con-tracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999

 G. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

 H. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 I. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending on the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 J. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book / tax differences that may exist.
   The Fund had approximately $95,393,000 at August 31, 1999 (the Fund's tax year end) of capital loss carryforwards expiring 2002 through 2007 for fed-eral tax purposes. These amounts are available to be carried forward to off-set future capital gains to the extent permitted by applicable laws or regulations.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $85,163,314. Accordingly, the gross unrealized gain on investments was $23,258,713 and the gross unrealized loss on investments was $1,941,549 resulting in a net unrealized gain of $21,317,164.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, indemnification costs and other ex-traordinary expenses) to the extent such expenses exceed, on an annual basis, .16% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $212,000 for the period ended August 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $106,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $87,000, $42,000 and $15,000 for management, distribution and service and transfer agent fees, respectively.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the period ended August 31, 1999, were $89,434,272 and $81,172,174, respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $35,000 of brokerage commissions from portfolio transactions.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, the Fund had no open futures contracts.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999
 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. The facility is to be used solely for temporary or emergency pur-poses. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Seven-Month
                                  Period               For the Year Ended
                           Ended August 31, 1999        January 31, 1999
                            -----------------------------
                                                     --------------------------
                              Shares       Dollars       Shares        Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold               7,428,461  $ 68,519,866   15,227,587  $ 114,095,624
 Shares repurchased       (7,511,626)  (69,221,284) (17,965,578)  (136,028,026)
                            ---------------------------------------------------
                             (83,165)     (701,418)  (2,737,991)   (21,932,402)
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                 201,786     2,022,897      345,699      2,823,123
 Shares repurchased          (80,372)     (733,280)    (204,359)    (1,519,808)
                            ---------------------------------------------------
                             121,414     1,289,617      141,340      1,303,315
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold               2,420,991    19,122,822    2,148,809     16,213,829
 Shares repurchased       (2,340,851)  (18,439,726)  (2,071,174)   (15,859,777)
                            ---------------------------------------------------
                              80,140       683,096       77,635        354,052
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 753,741     8,076,444      636,785      5,140,870
 Reinvestment of divi-
dends                          3,661        40,413           --             --
 Shares repurchased         (188,772)   (1,988,904)    (209,306)    (1,536,318)
                            ---------------------------------------------------
                             568,630     6,127,953      427,479      3,604,552
 ------------------------------------------------------------------------------
 NET INCREASE (DECREASE)     687,019  $  7,399,248   (2,091,537) $ (16,670,483)
 ------------------------------------------------------------------------------

 7. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $338,751 from paid-in capital to accumulated undistributed net investment income and $624,078 from paid-in capital to accumulated net realized loss from invest-ment, futures and foreign currency related transactions. These reclassifica-tions have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS ASIA GROWTH FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Asia Growth Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Asia Growth Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the state-ment of investments, as of August 31, 1999, and the related statement of op-erations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Asia Growth Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Asia Growth Fund



     An Investment Idea for the Long Term

     History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

     Goldman Sachs Asia Growth Fund provides investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies related to Asia, excluding Japan.


     Target Your Needs

     The Goldman Sachs Asia Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

     ---------------------------------------------------------------------------
     Goldman Sachs Funds

     Goldman Sachs Funds offers more
     that 30 investment options for
     globas diversification across
     borders, investment sytles, asset
     classses and security capitalizations.


                            [GRAPHIC APPEARS HERE]


                                                           INTERNATIONAL EQUITY
     MONEY              FIXED           DOMESTIC          -Goldman Sachs Asia
     MARKETS            INCOME          EQUITY             Growth Fund
     --------------------------------------------------------------------------
     Lowest Risk/Return                                    Highest Risk/Return


     For More Information

     To learn more about the Goldman Sachs Asia Growth Fund and other Goldman Sachs Funds, call your investment professional today.


     *The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
--------------------------------------------------------------------------------

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Nancy L. Mucker,  Vice President
John M. Perlowski, Treasurer
Adrien E. Deberghes, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England



Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political develop-ments. At times,the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Concentration of the Fund's assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a fund's assets were not geographically concentrated.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Copyright 1999 Goldman,Sachs & Co. All rights reserved.
Date of first use: October 15,1999                          AGAR /11.8K /10-99